Exhibit (c) (9)

Goldman Sachs

Presentation to the Board of Directors

gettyimages

Goldman, Sachs & Co.

19-September-2007

Goldman Sachs

Table of Contents

I. Overview of Discussion Topics

II. Status Quo Considerations and Alternatives

A. Public Market Perspectives on Getty

B. Preliminary Stand-Alone Valuation

C. Overview of Stand-Alone Recapitalization Alternatives

III. Take Private Alternative

IV. Strategic Sale Alternatives

Appendix A: Comparison of Selected Companies

Goldman Sachs does not provide accounting, tax, or legal advice. Notwithstanding anything in this document to the contrary, and except as required to enable compliance with applicable securities law, you (and each of your employees, representatives, and other agents) may disclose to any and all persons the US federal income and state tax treatment and tax structure of the transaction and all materials of any kind (including tax opinions and other tax analyses) that are provided to you relating to such tax treatment and tax structure, without Goldman Sachs imposing any limitation of any kind.

Goldman Sachs

I. Overview of Discussion Topics

Overview of Discussion Topics 1

Goldman Sachs

Overview of Discussion Topics

Goldman Sachs appreciates the opportunity to continue working with Getty to assess current market dynamics and potential alternatives to maximize long term shareholder value

Getty has a legacy of success in the visual content market with its portfolio of creative imagery and footage

Business growth prospects remain strong but the traditional businesses face challenges

— New content forms and purchasing models emerge as viable competitors

The valuation of the Company has experienced a significant decline due to a change in views on fundamental growth potential of the Company as it is undergoing a business portfolio and model transition

To support the Board in its evaluation of alternatives, in today’s materials we review:

— Stand-alone financial outlook

— Current stand-alone valuation

— Capital structure management alternatives and potential impact on standalone valuation

— Potential sale alternatives to strategic and financial buyers

Overview of Discussion Topics 2

Goldman Sachs

Summary of Street Financial Plan

2007 – 2009 Based on GS Research, Illustrative Thereafter

($ in millions, except per share)

	Fiscal Year Ending December							'02-'06	'07-'12
		GS Research			Illustrative				
	2006A	2007P	2008E	2009E	2010E	2011E	2012E	CAGR	CAGR
Revenue	$807	$856	$893	$947	$995	$1,049	$1,107	14.9%	5.3%
Growth		6.1%	4.4%	6.0%	5.1%	5.3%	5.6%		
Operating Income	$226	$204	$216	$233	$250	$263	$277	46.2%	6.3%
Margin	28.0%	23.8%	24.2%	24.6%	25.1%	25.1%	25.0%		
EBITDA	$314	$294	$316	$337	$354	$372	$392	25.8%	5.9%
Growth		(6.3%)	7.4%	6.8%	4.9%	5.2%	5.4%		
EPS	$2.46	$2.21	$2.28	$2.48	$2.82	$3.08	$3.36	57.5%	8.8%
Growth		(10.2%)	3.2%	8.8%	13.8%	9.1%	9.2%		
IBES Median EPS	-	$2.18	$2.43	$2.48	-	-	-		12.5%[1]
Street vs. IBES EPS Δ	-	0.03	(0.15)	0.00	-	-	-		
Levered FCF - Capex	$154	$189	$165	$186	$211	$232	$255		6.2%
Growth		22.7%	(12.4%)	12.3%	13.4%	10.0%	10.0%		
Cash	$340	$364	$525	$707	$913	$1,140	$1,391		
Debt	265	385	421	417	412	408	404		

Note: Levered Free Cash Flow – Capex does not include cash outflows for acquisitions. Levered Free Cash Flow defined as profit before tax – taxes – increase in working capital.
Source: Wall Street research dated 6-Aug-07 for 2007-2009, illustrative thereafter.
[1] Median IBES Long-Term EPS growth rate

Overview of Discussion Topics 3

Goldman Sachs

Revenue and Gross Profit Mix Over Time

($ in millions)

Revenue



100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
$ 622
$ 947
$ 120
$ 205
$ 298
$ 315
$ 317
$ 315
2004
2009
CAGR
8.8%
21.4%
9.1%
1.1%
RM
RF
Editorial/Film/Other

Gross Profit



100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
$ 450
$ 684
$ 94
$ 156
$ 200
$ 219
$ 257
$ 208
2004
2009
CAGR
8.7%
18.5%
10.5%
0.8%
RM
RF
Editorial/Film/Other

Source: Wall Street research as of 6-Aug-2007

Overview of Discussion Topics 4

Goldman Sachs

GYI Historical and Projected Financials

Fiscal Year EBITDA and Revenues

Revenue



1997-2006 CAGR = 26.0%
$101
$185
$248
$485
$451
$463
$523
$622
$734
$807
$856
$893
$947
$995
$1,049
$1,107
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
1997-2000 CAGR = 68.8%
2001-2006 CAGR = 12.3%
2007-2012 CAGR = 5.3%

EBITDA and Margins



1997-2006 Average Margins = 26.5%
19.1%
19.1%
14.1%
19.5%
20.8%
27.1%
31.5%
36.3%
38.7%
38.9%
34.4%
35.4%
35.6%
35.6%
35.5%
35.4%
$19
$35
$35
$94
$94
$125
$165
$226
$284
$314
$294
$316
$337
$354
$372
$392
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
1997-2000 Average Margins = 18.0%
2001-2006 Average Margins = 32.2%
2007-2012 Average Margins = 35.3%

Source: Company filings, Wall Street research and Capital IQ. Margin averages are simple averages and not weighted averages

Overview of Discussion Topics 5

Goldman Sachs

GYI Historical and Projected Financials

Fiscal Year EBIT and Free Cash Flow

EBIT and Margins


1997-2006 Average Margins = 6.8%
7.8%
$8
(8.6)%
$(16)
(22.2)%
$(55)
(15.2)%
$(74)
(10.3)%
$(47)
$49
10.7%
$103
19.7%
$168
27.0%
$226
30.8%
$226
28.0%
$204
23.8%
$216
24.2%
$233
24.6%
$250
25.1%
$262
25.0%
$277
25.0%
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
1997-2000 Average Margins = (9.6)%
2001-2006 Average Margins = 17.7%
2007-2012 Average Margins = 24.6%

Unlevered Free Cash Flow and FCF/EBIT Conversion[1]


1997-2006 CAGR = 77.5%
10.6%
$1
(8.1%)
$1
5.0%
(88.1%)
$65
(97.9%)
$46
140.2%
$69
88.1%
$91
67.4%
$113
63.7%
$144
65.0%
$147
92.6%
$189
76.8%
$166
80.2%
$187
80.8%
$202
82.1%
$216
83.4%
$231
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
1997-2000 CAGR = 326.4%
2001-2006 CAGR = 26.4%
2007-2012 CAGR = 4.1%

Source: Company filings, Wall Street research and Capital IQ. Margin averages are simple averages and not weighted averages

[1] Free Cash Flow for projections calculated as tax-affected EBIT plus D&A and less CapEx and less increases in working capital

Overview of Discussion Topics 6

Goldman Sachs

GYI Historical and Projected Financials

Revenue Growth and EBITDA Margin

Revenue Annual Growth %

30.0%

26.0%

25.0%

20.0%

15.0% 12.3%

10.0% 6.1% 6.0% 5.3% 5.6%

5.3% 4.4% 5.1%

5.0%

0.0%

1997-2006 2001-2006 2007-2012 2007E 2008E 2009E 2010E 2011E 2012E

CAGR CAGR CAGR

EBITDA Margin %

40.0%

35.4% 35.6% 35.6% 35.5% 35.4%

35.3% 34.4%

32.2%

30.0%

26.5%

20.0%

1997-2006 2001-2006 2007-2012 2007E 2008E 2009E 2010E 2011E 2012E

Average Margin Average Margin Average Margin

Source: Company filings, Wall Street research and Capital IQ

Overview of Discussion Topics 7

Goldman Sachs

GYI Historical and Projected EPS Growth



$4.00
$3.00
$2.00
$1.00
$0.00
($1.00)
($2.00)
45%
35%
25%
15%
5%
-5%
'02-'07 CAGR 40.8%
'05-'07 CAGR (1.5)%
'07-'12 CAGR 8.8%
FY 2001A FY 2002A FY 2003A FY 2004A FY 2005A FY 2006A FY 2007E FY 2008E FY 2009E FY 2010E FY 2011E FY 2012E

	FY 2001A	FY 2002A	FY 2003A	FY 2004A	FY 2005A	FY 2006A	FY 2007E	FY 2008E	FY 2009E	FY 2010E	FY 2011E	FY 2012E
Revenue Growth	*(7.0)%*	*2.7 %*	*13.0 %*	*19.0 %*	*17.9 %*	*9.9 %*	*6.1 %*	*4.3 %*	*6.0 %*	*5.1 %*	*5.3 %*	*5.6 %*
EPS	$(1.84)	$0.40	$1.16	$1.72	$2.28	$2.11	$2.21	$2.28	$2.48	$2.82	$3.08	$3.36
EPS Growth	*NM*	*NM*	*190.0 %*	*48.2 %*	*32.4 %*	*(7.3)%*	*4.7 %*	*3.1 %*	*8.8 %*	*13.8 %*	*9.1 %*	*9.2 %*

Source: Figures per Factset. Wall Street research dated 6-Aug-07 for 2007-2009, illustrative thereafter.

Overview of Discussion Topics 8

Goldman Sachs

Evolution of Long Term IBES EPS Growth Rate

IBES LT EPS Growth Rate

Average

Period 20.9%

Last 3 years 20.2

Last 1 year 15.0

Last 6 months 13.8

35

30

IBES LTG (%) 25

20

15 12.5%

10

Sep-2002 Sep-2003 Sep-2004 Sep-2005 Sep-2006

Daily from 11-Sep-2002 to 11-Sep-2007

Source: IBES

Overview of Discussion Topics 9

Goldman Sachs

Street Perspective of Getty Financial Performance

($ in millions, except earnings per share)

Revenue Estimates


IBES Revenue Estimates ($mm)
$1,400
$1,100
$800
$500
Aug-2004
Feb-2005
Aug-2005
Feb-2006
Aug-2006
Feb-2007
Aug-2007
Monthly 31-Aug-2004 to 11-Sep-2007
$622 2004A
$734 2005A
$807 2006A
$947 2009E
$898 2008E
$855 2007E

EPS Estimates


IBES EPS Estimates
$6.00
$5.00
$4.00
$3.00
$2.00
$1.00
Aug-2004
Feb-2005
Aug-2005
Feb-2006
Aug-2006
Feb-2007
Aug-2007
Monthly 31-Aug-2004 to 11-Sep-2007
$1.74 2004A
$2.28 2005A
$2.45 2006A
$2.48 2009E
$2.43 2008E
$2.18 2007E
2004
2005
2006
2007
2008
2009
2010

Source: IBES

Overview of Discussion Topics 10

Goldman Sachs

Overview of Alternatives

Company remains public

Status Quo Assumes current capital structure

— Re-financing of extant convertible (including associated taxes) and short-term line of credit

— Assumes no incremental/new share repurchases

Company remains public and undertakes more aggressive recapitalization funded by incremental debt to drive EPS growth and lower cost of capital

Target leverage levels up to 3.5x LTM EBITDA

Levered Recapitalization

— Incur incremental debt to fund share repurchase

Scenarios assume upfront FY2008 repurchase

Assume no change in forward Price/Earnings ratio

Change of control transaction

Buyer expected to assume maximum reasonable and marketable leverage

— In a normal market environment, target leverage levels up to 6x LTM EBITDA

Leveraged Buyout

— Today’s financial market would likely support up to 4x LTM EBITDA leverage levels

Change-of-control transaction

Strategic Sale

Limited probable buyer universe

— Lack of strategic approaches in recent past

Overview of Discussion Topics 11

Goldman Sachs

II. Status Quo Considerations and Alternatives

A. Public Market Perspectives on Getty

Status Quo Considerations and Alternatives 12

Goldman Sachs

Historical Stock Price Performance

Averages: Last Month Three Months Six Months One Year Three Year

Getty $30.95 $41.28 $45.49 $46.13 $62.99

3 Year

$100

$90

Average = $62.99

$80

$70

Closing Price (USD)

$60

$50

$40

$30 $30.40

$20

Sep- 2004 Mar- 2005 Sep- 2005 Mar- 2006 Sep- 2006 Mar- 2007 Sep- 2007

Daily from 10-Sep-2004 to 11-Sep-2007

1 Year

$60

Average = $46.13

$50

Closing Price (USD)

$40

$30 $30.40

$20

Sep- 2006 Nov- 2006 Jan- 2007 Mar- 2007 May- 2007 Jul- 2007 Sep- 2007

Daily from 11-Sep-2006 to 11-Sep-2007

Source: Factset

Status Quo Considerations and Alternatives 13

Goldman Sachs

Historical LTM EBITDA Multiples

Average

Last 3 years 13.9 x

Last 1 year 9.1 x

Last 6 months 9.0 x

3 Year

22x

20x

LTM EBITDA Multiple

18x

16x

Average = 13.9x

14x

12x

10x

8x

6.6x

6x

Sep- 2004 Mar- 2005 Sep- 2005 Mar- 2006 Sep- 2006 Mar- 2007 Sep- 2007

Daily from 10-Sep-2004 to 11-Sep-2007

1 Year

12x

Average = 9.1x

11x

LTM EBITDA Multiple

10x

9x

8x

7x

6.6x

6x

Sep- 2006 Nov- 2006 Jan- 2007 Mar- 2007 May- 2007 Jul- 2007 Sep- 2007

Daily from 11-Sep-2006 to 11-Sep-2007

Source: FactSet

Status Quo Considerations and Alternatives 14

Goldman Sachs

Relative Stock Price Performance

1 Month

104%

102% 2.2%

100%

(1.6)%

98%

Indexed Price (3.0)%

96% (4.0)%

(4.8)%

94%

92%

13-Aug-2007 20-Aug-2007 27-Aug-2007 3-Sep-2007 10-Sep-2007

Daily from 13-Aug-2007 to 11-Sep-2007

3 Month

110%

100% 1.0%

90% (8.4)%

(12.1)%

80%

Indexed Price (23.0)%

70%

60% (38.5)%

50%

11-Jun-2007 4-Jul-2007 27-Jul-2007 19-Aug-2007 11-Sep-2007

Daily from 11-Jun-2007 to 11-Sep-2007

1 Year

160%

140%

19.5%

120%

3.3%

Indexed Price

100% (0.5)%

(10.3)%

80%

(33.2)%

60%

Sep-2006 Dec-2006 Mar-2007 Jun-2007 Sep-2007

Daily from 11-Sep-2006 to 11-Sep-2007

3 Year

280%

240%

200%

160% 61.8%

Indexed Price

37.1%

120%

11.8%

80% (10.0)%

(45.8)%

40%

Sep-2004 Jun-2005 Mar-2006 Dec-2006 Sep-2007

Daily from 10-Sep-2004 to 11-Sep-2007

Getty Images Inc Nasdaq Composite Index Digital Media/Content Composite Media Services Composite High Growth Internet Composite

Source: FactSet

Note: Digital Media/Content Composite includes: Adobe, Avid Technology, CNET, Jupitermedia. Media Services Composite includes: Omnicom, Interpublic, WPP, Harte Hanks. High Growth Tech Composite includes: Yahoo!, Valueclick.

Status Quo Considerations and Alternatives 15

Goldman Sachs

Relative Operating Metrics

Getty vs. Selected Companies

CY2006-CY2008E Revenue CAGR


5%
17%
15%
13%
9%
9%
6%
5%
5%
4%
2%
Median: 7.2%
Getty
Valueclick
Adobe
Yahoo!
CNET
Omnicom
WPP
Avid Technology
Inter-public
Jupiter-media
Harte Hanks

IBES 5 Year EPS CAGR


12.5%
24.7%
20.0%
15.0%
15.0%
12.0%
12.0%
10.6%
10.3%
10.0%
10.0%
Median: 12.0%
Getty
Yahoo!
Valueclick
CNET
Adobe
Omnicom
Avid Technology
WPP
Harte Hanks
Jupiter-media
Inter-public

CY2006 EBIT Margin


28%
37%
21%
19%
16%
16%
13%
13%
4%
2%
2%
Median: 14.5%
Getty
Adobe
Yahoo!
Valueclick
Jupiter-media
Harte Hanks
WPP
Omnicom
Avid Technology
CNET
Interpublic

CY2008E EBIT Margin


27%
34%
20%
15%
15%
14%
13%
13%
10%
9%
9%
Median: 13.9%
Getty
Adobe
Valueclick
WPP
CNET
Harte Hanks
Yahoo!
Omnicom
Jupiter-media
Avid Technology
Inter-public

Source: IBES median estimates.

Status Quo Considerations and Alternatives 16

Goldman Sachs

Historical Next Twelve Months (NTM) P/E Multiples

Average for: 3 years 1 year 6 months

Getty 25.8 x 18.0 x 18.1 x

Digital Media / Content Composite 25.7 x 24.6 x 24.1 x

Media Services Composite 18.3 x 17.8 x 17.8 x

High Growth Internet Composite 45.3 x 41.9 x 42.5 x

3 Year

70x

60x

50x

40x

38.6x

30x

IBES NTM PE Ratio (x) 23.2x

20x

16.5x

13.8x

10x

0x

Sep-2004 Jun-2005 Mar-2006 Dec-2006 Sep-2007

Daily from 10-Sep-2004 to 11-Sep-2007

1 Year

50x

40x

38.6x

30x

IBES NTM PE Ratio (x) 23.2x

20x

16.5x

13.8x

10x

Sep-2006 Dec-2006 Mar-2007 Jun-2007 Sep-2007

Daily from 12-Sep-2006 to 11-Sep-2007

Getty Images Digital Media/Content Composite Media Services Composite High Growth Internet Composite

Source: FactSet

Note: Digital Media/Content Composite Includes: Adobe, Avid Technology, CNET, Jupitermedia. Media Services Composite includes: Omnicom, Interpublic, WPP, Harte Hanks. High Growth Tech Composite includes: Yahoo!, Valueclick.

Status Quo Considerations and Alternatives 17

Goldman Sachs

P/E Multiple to EPS Growth Correlation

P/E vs. EPS Growth

25.0% Yahoo!

R2 = 0.5138

20.0% Valueclick

IBES LT EPS Growth Adobe

15.0%

Getty Omnicom

Avid Technology

10.0% WPP Jupitermedia

Harte Hanks Interpublic

5.0%

0.0%

10.0x 15.0x 20.0x 25.0x 30.0x 35.0x 40.0x 45.0x 50.0x

2008 P/E

Status Quo Considerations and Alternatives 18

Goldman Sachs

Research Analysts’ Views

Getty EPS Estimates & Recommendations

Getty EPS Estimates & Recommendations

Broker Date Rating FY 2008E EPS FY 2009E EPS

Goldman, Sachs & Co. 6-Aug-2007 Neutral $ 2.28 $ 2.48

Citigroup Investments 2-Aug-2007 Hold 2.50 2.70

Natexis Bleichroeder 2-Aug-2007 - 2.29 2.47

Lehman Brothers 21-Aug-2007 Neutral 2.52 -

Soleil Securitieis 8-Aug-2007 Hold 2.42 -

Kaufman Brothers 8-Aug-2007 Hold 2.27 -

Thomas Weisel Partners 2-Aug-2007 Market 2.50 -

Deutsche Bank 2-Aug-2007 Sell 2.35 -

Argus Research Corp 2-Aug-2007 Hold 2.41 -

Pacific Crest Securities 2-Aug-2007 Market 2.48 -

Robert W. Baird & Co. 2-Aug-2007 Neutral 2.58 -

William Blair & Co. 2-Aug-2007 Market 2.35 -

Piper Jaffray & Co. 2-Aug-2007 Market 2.45 -

Mean $ 2.43 $ 2.55

Median 2.43 2.48

Street Case 2.28 2.48

11-Sep-2007: $30.40 Median: $38.00 Present Value1

Deutsche Bank

(02-Aug-2007) $35 $30.95

Lehman Brothers

(21-Aug-2007) $35 $30.95

Kaufman Brothers

(08-Aug-2007) $36 $31.84

Citigroup Investments

(06-Aug-2007) $37 $32.72

Avg $34.60

Natexis Bleichroeder

(02-Aug-2007) $39 $34.49

Goldman, Sachs & Co.

(06-Aug-2007) $40 $35.38

Robert W. Baird & Co.

(02-Aug-2007) $44 $38.91

Thomas Weisel Partners

(02-Aug-2007) $47 $41.57

$30 $32 $34 $36 $38 $40 $42 $44 $46 $48

Evolution of Research Analysts Recommendation of Getty

December 2005 September 2006 December 2006 11-Sep-2007

Strong Buy

Strong Buy Strong Buy Strong Buy Underperform 6%

18% 22% 20% 6%

Hold Buy

35% Hold 6%

61% Buy

Buy 17% Hold

47% Hold

80%

83%

Number of Brokers 4 7 8 8

Source: Factset, Wall Street research and Bloomberg.

1 Present value of target price calculated assuming a 12 month price target discounted back to today (11-Sep-07) at illustrative Getty cost of equity of 13.1%.

Note: Consensus estimates exclude Natexis Bleichroeder, Soleil Securities, Argus Research, Pacific Crest Securities, William Blair and Piper Jaffray. Dates refer to initial date of Recommendation or initial date of Price Target, not latest confirmation

Status Quo Considerations and Alternatives 19

Goldman Sachs

Research Analysts’ Perspectives on Getty Images

Opportunities

“The Getty Images business model remains attractive. Most of the images offered on gettyimages.com are owned by independent photographers, and are created at their expense. This means Getty’s Cost of Goods Sold expense (a photographer royalty) is incurred only if an image is sold and paid for only after Getty Images is paid. Those images that are owned by Getty (~20% of total) are capitalized and depreciated, and therefore carry a 100% gross margin. Thus, the business model has high fixed costs, resulting in significant operating leverage.” (Robert Baird, 2-Aug-2007)

“Micro-payment Momentum: While traditional still image volumes shrank in the quarter, micro-payment volumes came in at 4.25mn (above our 4mn estimate) up 113%Y/Y. ASPs continued to move higher, as the price increases in Jan continue to flow through to this quarter.” (Deutsche Bank 2-Aug-2007)

“Each of the people [at micro-payment companies] we spoke with mentioned growing quickly. However, even in the micro-payment market, Getty and Corbis continue to take the lion’s share of a price of picture sold (70-80%).” (Kaufman Brothers, 2-July-2007)

“[Pump] represents Getty’s initial foray into the music licensing business, which the Company characterized as highly fragmented and similar to where the imagery business was 10 years ago.” (William Blair, 21-June-2007)

Risks

“While we have long-term confidence in CEO Jonathan Klein’s ability to navigate the evolving business landscape in the visual content industry, we continue to expect this evolution to be highly disruptive to near-term financial results.

Accordingly, we see no rush to own the shares, despite a valuation that looks appealing relative to the stock’s historic trading range. (GS, 6-Aug-2007)

“The challenge is that demand is shifting toward less expensive images. Customers who might have bought RM in the past (ASP of $536) are buying RF images (ASP of $245), and customers who bought RF images are now buying micropayments (ASP $2).” (Robert Baird, 2-Aug-2007)

“Getty reported its third consecutive quarter of relatively in-line performance, following a string of four disappointing quarters; however, the company’s dramatic reduction in guidance will be coldly received by the market … There are no signs that Getty will reaccelerate revenue growth anytime soon, and we see risk that organic revenue contraction could worsen before it improves … As time passes and industry conditions continue to shift, we believe the likelihood that Getty will reestablish itself as a “growth” company is somewhat slim.” (William Blair, 2-Aug-2007)

Status Quo Considerations and Alternatives 20

Goldman Sachs

II. Status Quo Considerations and Alternatives

B. Preliminary Stand-Alone Valuation

Status Quo Considerations and Alternatives 21

Goldman Sachs

Illustrative Discounted Cash Flow Analysis

Sensitivity Analysis

($ per share)

Multiple of Terminal LTM EBITDA Method at 7.0x LTM EBITDA

Incremental FY08E-FY12E Annual Revenue Growth

-4.0% -2.0% 0.0% 2.0% 4.0%

-4.0% $31.60 $ 33.53 $ 35.61 $ 37.83 $ 40.21

Incr. FY08E - FY12E

Operating Margin

-2.0% 33.68 35.79 38.05 40.48 43.08

0.0% 35.75 38.04 40.49 43.12 45.94

2.0% 37.82 40.28 42.92 45.77 48.81

4.0% 39.88 42.52 45.36 48.41 51.68

Implied ‘07-’12 Rev CAGR 1.3% 3.3% 5.3% 7.3% 9.3%

Source: Wall Street research dated 6-Aug-07 for 2007-2009, illustrative thereafter.

Note: LTM EBITDA as of 2012E. Assumes discount rate of 11.4% based on risk free rate of 4.36% (10 year Treasury as of 11-Sep-2007), risk premium of 5.16% (Ibbotson) and beta of 1.65 (Barra predicted beta), cost of debt of 6.95% and current capitalization

Status Quo Considerations and Alternatives 22

Goldman Sachs

Illustrative Discounted Cash Flow Analysis

Sensitivity Analysis

($ per share)

Perpetuity Growth Method

Implied Price Per Diluted Share

Terminal Growth Rate

2.0% 2.5% 3.0% 3.5% 4.0%

10.0% $ 44.74 $ 46.94 $ 49.44 $ 52.33 $ 55.70

11.0% 39.80 41.46 43.33 45.45 47.87

WACC

11.4% 38.09 39.59 41.27 43.16 45.30

12.0% 35.82 37.12 38.56 40.17 41.98

13.0% 32.53 33.57 34.72 35.98 37.38

2012E LTM EBITDA at 11.4% WACC

6.4 x 6.8 x 7.2 x 7.7 x 8.3 x

Multiple of Terminal LTM EBITDA Method

Implied Price per Diluted Share

Terminal Multiple of 2012E EBITDA

5.0 x 6.0 x 7.0 x 8.0 x 9.0 x

10.0% $ 34.58 $ 38.67 $ 42.73 $ 46.80 $ 50.87

11.0% 33.29 37.22 41.12 45.02 48.91

WACC

11.4% 32.79 36.66 40.49 44.32 48.15

12.0% 32.07 35.84 39.58 43.32 47.05

13.0% 30.91 34.52 38.12 41.70 45.28

Source: Wall Street research dated 6-Aug-07 for 2007-2009, illustrative thereafter.

Note: Assumes mid-year convention discounting. Discount rate of 11.4% based on risk free rate of 4.36% (10 year Treasury as of 11-Sep-2007), risk premium of 5.16% (Ibbotson) and beta of 1.65 (Barra predicted beta), cost of debt of 6.95% and current capitalization

Status Quo Considerations and Alternatives 23

Goldman Sachs

Illustrative Discounted Cash Flow Analysis
Cash Flow Projections

Street Base Case

	2007P	2008E	2009E	2010E	2011E	2012E	'07E -'12E CAGR	'08E -'12E CAGR
Revenue	$ 855.9	$ 893.2	$ 946.9	$ 995.4	$ 1,048.6	$ 1,107.1	5.3%	5.5%
Base growth rate		*4.4%*	*6.0%*	*5.1%*	*5.3%*	*5.6%*		
Gross Profit	$ 623.2	$ 645.0	$ 683.4	$ 717.8	$ 755.5	$ 797.0		
Gross Margin %	*72.8%*	*72.2%*	*72.2%*	*72.1%*	*72.0%*	*72.0%*		
EBIT	$ 204.1	$ 215.8	$ 233.3	$ 250.0	$ 262.9	$ 277.2	6.3%	6.5%
EBIT Margin %	*23.8%*	*24.2%*	*24.6%*	*25.1%*	*25.1%*	*25.0%*		
D&A (including SBC)	$ 89.9	$ 100.0	$ 104.0	$ 104.0	$ 109.3	$ 115.1		
EBITDA	$ 294.1	$ 315.8	$ 337.3	$ 354.0	$ 372.2	$ 392.3	5.9%	5.6%
EBITDA Margin %	*34.4%*	*35.4%*	*35.6%*	*35.6%*	*35.5%*	*35.4%*		
Taxes	$ 74.3	$ 77.7	$ 81.6	$ 87.5	$ 92.0	$ 97.0		
Tax rate	36.4%	36.0%	35.0%	35.0%	35.0%	35.0%		
Change in OWC	$(31.7)	$ 7.5	$ 3.9	$(0.2)	$(0.3)	$(0.3)		
OWC as percent revenue	*-1.9%*	*-1.0%*	*-0.5%*	*-0.5%*	*-0.5%*	*-0.5%*		
Capex (excluding Acquisitions)	$ 62.5	$ 65.0	$ 65.0	$ 65.0	$ 65.0	$ 65.0		
Unlevered free cash flow	$189.0	$165.6	$186.7	$201.7	$215.5	$230.6	4.1%	8.6%

Source: Wall Street research dated 6-Aug-07 for 2007-2009, illustrative thereafter.

Status Quo Considerations and Alternatives 24

Goldman Sachs

Illustrative Present Value of Future Stock Prices

($ per share)

Undiscounted Future Share Price

$ 70.00

Undiscounted Future Share Prices $ 55.59

$ 60.00 $ 60.69

$ 50.95

$ 50.00 $ 44.62 $ 50.57

$ 40.00 $ 42.46 $ 46.33 $ 40.46

$ 37.18

$ 30.00 $ 30.40

$ 33.97 $ 37.06

$ 20.00 $ 29.75

$ 10.00

$ 0.00

Today Sep, 2008 Sep, 2009 Sep, 2010 Sep, 2011

Present Value of Future Share Price

FY2008E FY2009E FY2010E FY2011E FY2012E

EPS $ 2.28 $ 2.48 $ 2.82 $ 3.08 $ 3.36

12.0 x 27.34 26.35 26.58 25.70 24.86

15.0 x 34.17 32.94 33.23 32.12 31.07

18.0 x 41.00 39.53 39.87 38.55 37.28

Source: Based on EPS estimates per Wall Street Research as of 6-Aug-2007 for 2007 – 2009, illustrative thereafter

Note: Assumes refinancing of extant $265mm convertible, $40mm in related taxes and $120mm line of credit with new $425mm bank loan at L+75bps. Assumes illustrative cost of equity discount rate of 13% based on risk free rate of 4.36% (10 year Treasury as of 11-Sep-2007), risk premium of 5.16% (Ibbotson) and beta of 1.65 (Barra predicted beta)

Status Quo Considerations and Alternatives 25

Goldman Sachs

II. Status Quo Considerations and Alternatives

C. Overview of Stand-Alone Recapitalization

Alternatives

Status Quo Considerations and Alternatives 26

Goldman Sachs

Capital Structure Benchmarking Analysis

Liquidity Metrics vs. Selected Companies

Gross Cash as % of CY2006 Revenue

Median: 19.8%

36% 90% 52% 48% 24% 22% 18% 13% 7% 3% 3%

Getty Adobe Yahoo! Valueclick Inter-public CNET Avid Technology WPP Omnicom Jupiter-media Harte Hanks

Gross Cash as % of Market Cap

Median: 8.2%

16% 30% 14% 12% 9% 9% 8% 7% 5% 2% 2%

Getty Interpublic Avid Technology Valueclick WPP Adobe CNET Yahoo! Omnicom Jupiter-media Harte Hanks

Net Cash as % of CY2006 Revenue

Median: (6.0)%

(12)% 90% 48% 36% 18% 2% (15)% (15)% (20)% (26)% (42)%

Getty Adobe Valueclick Yahoo! Avid Technology CNET Inter-public Harte Hanks Omnicom WPP Jupiter-media

Net Cash as % of Market Cap

Median: (4.7)%

(5)% 14% 12% 9% 5% 1% (10)% (13)% (18)% (18)% (26)%

Getty Avid Technology Valueclick Adobe Yahoo! CNET Harte Hanks Omnicom WPP Inter-public Jupiter-media

Source: IBES median estimates.

Note: Market data as of 11-Sep-2007

Status Quo Considerations and Alternatives 27

Goldman Sachs

Levered Recap Alternatives

Getty's Range of Alternatives

($ in millions except per share data)

Increasing Leverage →

Description	Today	Status Quo	Case 1	Case 2	Case 3
		$425mm total debt Refinance extant convert and line of credit	**$600mm total debt** Refinance and $175mm repo	**$875mm total debt** Refinance and $450mm repo	**$1.0bn total debt** Refinance and $600mm repo
Illustrative Cost of Debt	N/A	L+75bps	L+125bps	L+175bps	L+225bps
One Time Repurchase as % of Market Cap	N/A	N/A	10%	25%	33%
PF Cash Balance	$289	$289	$289	$289	$289
Total Gross Debt	$385	$425	$600	$875	$1,025
Pro Forma Debt / LTM EBITDA (2007E)	1.3x	1.5x	2.0x	3.0x	3.5x
Illustrative Premia Paid	N/A	N/A	10%	10%	10%
EPS Impact					
FY08/FY12 EPS Accretion (Dilution) to Status Quo					
Street Case		N/A	3/4%	7/11%	7/14%
'07-'12 EPS CAGR		8.8%	9.6%	11.0%	11.7%

Note: Repurchase as % of market cap as of 11-Sep-2007 assuming 10% rise in share price upon repurchase. Assumes LIBOR as of 11-Sep-2007 of 5.7%

Status Quo Considerations and Alternatives 28

Goldman Sachs

Illustrative EPS Impact of Recapitalization
Summary EPS Accretion Analysis

	FY2008E	FY2009E	FY2010E	FY2011E	FY2012E	'07-'12 EPS CAGR
Status Quo EPS - Street	$ 2.28	$ 2.48	$ 2.82	$ 3.08	$ 3.36	8.8%
YoY Growth		*8.8%*	*13.8%*	*9.1%*	*9.2%*	
Case 1						
Pro Forma EPS	$ 2.34	$ 2.60	$ 2.91	$ 3.19	$ 3.49	9.6%
YoY Growth		*11.1%*	*11.9%*	*9.5%*	*9.5%*	
Accretion/Dilution	2.8%	5.0%	3.2%	3.5%	3.8%	
Case 2						
Pro Forma EPS	$ 2.43	$ 2.72	$ 3.07	$ 3.39	$ 3.73	11.0%
YoY Growth		*12.0%*	*13.0%*	*10.2%*	*10.2%*	
Accretion/Dilution	6.6%	9.7%	8.8%	9.9%	11.0%	
Case 3						
Pro Forma EPS	$ 2.44	$ 2.75	$ 3.13	$ 3.47	$ 3.84	11.7%
YoY Growth		*12.7%*	*13.9%*	*10.9%*	*10.8%*	
Accretion/Dilution	6.9%	10.8%	10.8%	12.6%	14.3%	

Source: Wall Street research dated 6-Aug-07 for 2007-2009, illustrative thereafter.

Status Quo Considerations and Alternatives 29

Goldman Sachs

Illustrative Value Impact of Recapitalization

EPS Impact: 2008E-2012E



$ 4.10
$ 3.90
$ 3.70
$ 3.50
$ 3.30
$ 3.10
$ 2.90
$ 2.70
$ 2.50
$ 2.30
$ 2.10
$ 2.44
$ 2.43
$ 2.34
$ 2.75
$ 2.72
$ 2.60
$ 3.13
$ 3.07
$ 2.91
$ 3.47
$ 3.39
$ 3.19
$ 3.84
$ 3.73
$ 3.49
FY2008E
FY2009E
FY2010E
FY2011E
FY2012E
Case 1
Case 2
Case 3

Stock Price Sensitivity – Present Value

		P/E		
	'08 EPS	12.0 x	15.0 x	18.0 x
Status Quo	$ 2.28	$ 27.34	$ 34.17	$ 41.00
Case 1	$ 2.34	28.11	35.14	42.17
Case 2	$ 2.43	29.14	36.42	43.70
Case 3	$ 2.44	29.23	36.53	43.84

		P/E[1]		
	'10 EPS	12.0 x	15.0 x	18.0 x
Status Quo	$ 2.82	$ 26.58	$ 33.23	$ 39.87
Case 1	$ 2.91	$ 27.42	$ 34.27	$ 41.13
Case 2	$ 3.07	$ 28.92	$ 36.15	$ 43.38
Case 3	$ 3.13	$ 29.46	$ 36.82	$ 44.19

Source: Wall Street research dated 6-Aug-07 for 2007-2009, illustrative thereafter.
[1] P/E based on 2010 EPS and discounted at 13% cost of equity (risk free rate of 4.36% (10 year Treasury as of 11-Sep-2007), risk premium of 5.16% (Ibbotson) and beta of 1.65 (Barra predicted beta))

Status Quo Considerations and Alternatives 30

Goldman Sachs

III. Take Private Alternative

Take Private Alternative 31

Goldman Sachs

Overview of Private Equity Trends

Aggregate Size of 10 Largest LBOs[1]


$400
$300
$200
$100
$0
Value (In Billions)
Aggregate size of 10 largest LBOs increased 300% over the last year with more than $30 billion of debt in a LBO achievable in today's market
$38bn
$38bn
$52bn
$107bn
$308bn
$186bn
2002
2003
2004
2005
2006
2007YTD

LBO Premiums By Year[2]


Premia Paid (%)
62%
39%
33%
34%
25%
28%
26%
25%
2000
2001
2002
2003
2004
2005
2006
2007 YTD

LBO Activity


Global Announced Volume ($bn)
% of Total Activity
7%
6%
9%
10%
20%
17%
$86bn
$87bn
$168bn
$270bn
$685bn
$373bn
2002
2003
2004
2005
2006
2007 YTD

LBO Premiums by Size[3]


Premia Paid (%)
32%
28%
23%
32%
$200-$500
$500-$2,000
$2,000-$5,000
>$5,000
Number of Deals
37
52
16
17

[1] Source: SDC/Thomson Financial.
[2] Source: Public Filings / FactSet. Includes LBOs involving financial sponsors of US publicly traded and domiciled companies with an equity value greater than $200 million, excluding squeeze-outs. Includes deals that were terminated and are pending since 2000. Mean of four week average to undisturbed date. Based off undisturbed date, which is defined as the day prior to any significant public speculation or announcement of a potential sale transaction.
[3] Covers 2002 to 2007YTD

Take Private Alternative 32

Goldman Sachs

The Turn In Subprime Began The Cascade

Oversupply in the Credit Markets Following the Subprime Meltdown

High Yield Backlog

Estimated Shadow Backlog

110 Deals Pulled

Deals Priced

Backlog

105

20

15

10

5

0

Jun 01 Jun 08 Jun 15 Jun 22 Jun 29 Jul 06 Jul 13 Jul 20 Jul 26 2H 2007 / Jan 2008

Growth in CLO Forward Calendar While Issuance Cooled

20 Forward Calendar Issuance

15

10

5

0

5

10

15

20

Jan-05 May-05 Sep-05 Jan-06 May-06 Sep-06 Jan-07 May-07

Source: Standard and Poor’s Leveraged Commentary & Data

Take Private Alternative 33

Goldman Sachs

Reaction in the Markets

Repricing In the Primary and Secondary Debt Markets Followed

Dramatic Rise in High Yield Spreads

700

600

500

400

300

200

100

0

2-Jul-07 7-Jul-07 12-Jul-07 17-Jul-07 22-Jul-07 27-Jul-07 1-Aug-07

BB Index B Index

Rising Differential Between Covenant and

Covenant-Lite Loans

102.00

101.00

100.00

99.00

98.00

97.00

96.00

95.56

95.00

94.00

93.92

93.00

1/2 1/16 1/30 2/13 2/27 3/13 3/27 4/10 4/24 5/8 5/22 6/5 6/19 7/3 7/17 7/31

Average Bid - Covenant Lite Loans Average Bid - Covenanted Loans

Source: Standard and Poor’s Leveraged Commentary & Data

Take Private Alternative 34

Goldman Sachs

Reaction in the Markets

And Spilled Over In Time Into the Equity Markets

Subprime and Credit-Driven Sentiment Has Dragged Down Stocks in Those Sectors…



S&P 500 Index
S&P 500 Homebuilding Index
S&P 500 Retailing Index
S&P 500 Financials Index
Indexed Price
110%
100%
90%
80%
70%
1-Jun
14-Jun
27-Jun
10-Jul
23-Jul
5-Aug
(5.4%)
(11.5%)
(11.9%)
(22.3%)

…While the Repricing of Risk Across the Global Capital Mkts has Resulted in Substantial Volatility in Equity Mkts



S&P 500 Index
CBOE Volatility Index
S&P 500 Peak 1,553
VIX Average Close 14
(Since Jan-04)
1,560
1,540
1,520
1,500
1,480
1,460
1,440
1,420
30
28
26
24
22
20
18
16
14
12
10
1-Jun
7-Jun
13-Jun
19-Jun
25-Jun
29-Jun
6-Jul
12-Jul
18-Jul
24-Jul
30-Jul
3-Aug
9-Aug

Source: Capital IQ

Take Private Alternative 35

Goldman Sachs

Reaction in the Markets

And Continued Pressure On Levered Equity Stories

Lower Rated Stocks in the S&P 500 Have Underperformed[1]...



105%
100%
95%
90%
85%
Indexed (%)
(5.0)%
(7.1)%
(8.8)%
1-Jul-07
6-Jul-07
13-Jul-07
20-Jul-07
27-Jul-07
3-Aug-07
10-Aug-07
Daily From 01-Jul-2007 to 10-Aug-2007
Investment Grade
BB Rated
B Rated

...While Those With High Hedge Fund Ownership Concentration Have Also Shown Weakness[2]



105%
100%
95%
90%
85%
Indexed Price (%)
(0.9)%
(4.3)%
(12.4)%
1-Jul-07
7-Jul-07
13-Jul-07
19-Jul-07
25-Jul-07
31-Jul-07
6-Aug-07
Daily From 01-Jul-2007 to 10-Aug-2007
Least Concentrated
Most Concentrated
S&P 500

Source: Compustat, LionShares via FactSet, Goldman Sachs Research

[1] Includes 15 companies which were downgraded to non-investment grade as a result of increasing leverage and excludes companies downgraded as a result of operating performance or LBO announcements. Companies are included in composite from the date of their downgrade.

[2] Baskets include the 20 stocks with the highest hedge fund ownership concentration and the lowest hedge fund ownership concentration.

Take Private Alternative 36

Goldman Sachs

The U.S. Leveraged Loan Market

Institutional Cash Inflows Less New-Issue Volume

$ 10 bn 8.6 8.8

7.0

4.5

$5 bn 3.6

3.0 3.8 3.0

1.7

0.8

0.1

$0 bn

(1.2)(1.1)

(2.3)

-$5 bn

(5.3)

(7.6)

-$ 10 bn

(9.5)(9.2)

(11.7)

-$ 15 bn

Jan-06 Feb-06 Mar-06 Apr-06 May-06 Jun-06 Jul-06 Aug-06 Sep-06 Oct-06 Nov-06 Dec-06 Jan-07 Feb-07 Mar-07 Apr-07 May-07 Jun-07 Jul-07

Leveraged Loan Flex Activity

Negative - Flexed Up Neutral Positive - Flexed Down

0% 20% 40% 60% 80% 100%

Jan-06

Feb-06

Mar-06

Apr-06

May-06

Jun-06

Jul-06

Aug-06

Sep-06

Oct-06

Nov-06

Dec-06

Jan-07

Feb-07

Mar-07

Apr-07

May-07

Jun-07

Jul-07

Aug-07

Average Spread to LIBOR (bps)

BB Pricing B Pricing Secondary Bids

400 bps 102.0%

394 bps

101.0%

350 bps

100.0%

300 bps

269 bps

99.0%

250 bps

98.0%

200 bps

97.0%

95.7%

150 bps

96.0%

100 bps 95.0%

Oct-06 Nov-06 Dec-06 Feb-07 Mar-07 May-07 Jun-07 Jul-07 Sep-07

Market Data

Current 1-Week Prior 1-Month Prior 1-Year Prior

BB Pricing 269 bps 269 bps 250 bps 189 bps

B Pricing 394 bps 388 bps 336 bps 257 bps

LIBOR 5.73% 5.62% 5.38% 5.39%

10-Yr Treasury 4.37% 4.55% 4.85% 4.77%

Current 3Q07E 4Q07E 1Q08E

GS Fed Funds Forecast 5.25% 4.75% 4.50% 4.50%

Next Fed Communication: September 18 FOMC Meeting

Source: LCD Market Data

Take Private Alternative 37

Goldman Sachs

High Yield Market Update

Recent New Issue Market and Backlog

The high yield primary market was quiet last week coming out of the Labor Day holiday as no new deals priced

The currently announced backlog remains very low, standing at 1 deal for $110 million. Investors are turning their attention to the substantial backlog, the majority of which is LBO-related, as it remains at unprecedented levels

Overall the market remains focused on the large forward calendar that is slated to come to market in the coming months

Market Conditions Weakening, Spreads Wider

Over the past three months, credit spreads have widened significantly as investor concern about the large forward calendar has decreased overall risk appetite. Market volatility has contributed to wider primary market pricing and decreased total issuance

Treasury yields have moved lower in recent weeks, but investors continue to demand high new issue premiums on top of the widening secondary levels, increasing the overall cost of new financing in the high yield market

The high yield market has witnessed continued mutual fund outflows over the course of the summer, although two consecutive weeks of inflows suggest that some capital is returning

Default rates remain substantially below historical averages

High Yield Market Statistics

Volume of Issuance: $126.0 bn YTD in 2007 vs. $97.2 bn YTD in 2006

Average Deal Size: $534 mm YTD in 2007 vs. $482 mm YTD in 2006

Average Yield: 8.863% YTD in 2007 vs. 8.876% YTD in 2006

Market Indicators

The US Treasury yields fell again last week. The 10-year was 16 bps stronger on the week to yield 4.37%. The yield on the 30-year was 12 bps better, ending at 4.70%

Single-B and Double-B Indices

600

500

400

300

200

100

0

9/7/04 3/7/05 9/7/05 3/7/06 9/7/06 3/7/07 9/7/07

CDX HY8 5-Year BB Index CDX HY8 5-Year B Index

High Yield Market Volume

200

174

153

160 144

140

125 126

120 111

($ billions) 102

97

83

80

60

48

40

0

1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 YTD 2006 YTD 2007

Source: Bloomberg, GS Internal

Take Private Alternative 38

Goldman Sachs

Key Issues to Consider in a Take Private Transaction

Rationale

Unique franchise value

Leveragability of the assets / business

— Good cash flow generation and relative projected stability

— Sustainability of strategic position

Potential for enhanced financial performance

— Portfolio reconfigurations

— More aggressive P&L management

— Investment for top line growth

Intact, experienced management team

Viable exit alternatives (sale, IPO, recap, consolidation platform, spin-offs)

Embedded option value in new businesses

Key Issues to Consider

Company/Management Perspective

Illiquid investment of uncertain duration

— Exit dependent on future market conditions and company performance

— Illiquid equity-based employee incentives

Equity sponsor(s) as new owner, decision maker

Substantially increases financial leverage and risk

— May limit financial flexibility for growth investments and acquisitions

— Debt covenants constrain financial flexibility

— Vulnerability to downturn in the industry

Less access to capital

— Potentially higher cost of financing

Sponsor Perspective

Potentially sub-optimal initial headline returns

Consideration of potential downside risk in traditional business

Need to underwrite venture risk of new businesses

Take Private Alternative 39

Goldman Sachs

Premia and Multiples at Various Share Prices

IBES Median Estimates

			11-Sep-07 Getty Trading	Premium							
				20%	25%	32%	35%	40%	45%		
Implied Purchase Price Per Share			$ 30.40	$ 36.48	$ 38.00	$ 40.00	$ 41.04	$ 42.56	$ 44.08		
Equity Consideration - Diluted			$ 1,808	$ 2,178	$ 2,271	$ 2,393	$ 2,457	$ 2,550	$ 2,643		
Levered Consideration - Diluted			1,905	2,274	2,367	2,490	2,554	2,647	2,740		
Premia Over Various Trading Periods											
Averages											
Current (11-Sep-07)	$ 30.40		0 %	20 %	25 %	32 %	35 %	40 %	45 %		
Last 10 Days	31.08		(2)%	17 %	22 %	29 %	32 %	37 %	42 %		
1 Month	30.95		(2)%	18 %	23 %	29 %	33 %	38 %	42 %		
3 Months	41.28		(26)%	(12)%	(8)%	(3)%	(1)%	3 %	7 %		
6 Months	45.49		(33)%	(20)%	(16)%	(12)%	(10)%	(6)%	(3)%		
1 Year	46.13		(34)%	(21)%	(18)%	(13)%	(11)%	(8)%	(4)%		
Implied Multiples											
Street Estimates											
Revenue	CY2007E	$ 855	2.2 x	2.7 x	2.8 x	2.9 x	3.0 x	3.1 x	3.2 x		
	CY2008E	898	2.1	2.5	2.6	2.8	2.8	2.9	3.1	**1 Yr Avg**	**6 M Avg**
Cash EBITDA	CY2007E	$ 301	6.3 x	7.6 x	7.9 x	8.3 x	8.5 x	8.8 x	9.1 x	9.1 x	9.0 x
	CY2008E	334	5.7	6.8	7.1	7.5	7.6	7.9	8.2	8.2	8.2
Cash EPS	CY2007E	$ 2.18	13.9 x	16.7 x	17.4 x	18.3 x	18.8 x	19.5 x	20.2 x		
	CY2008E	2.43	12.5	15.0	15.6	16.5	16.9	17.5	18.1	18.0 x	18.1 x
PEG Ratio	CY2007E		1.1 x	1.3 x	1.4 x	1.5 x	1.5 x	1.6 x	1.6 x		
	CY2008E		1.0	1.2	1.3	1.3	1.4	1.4	1.5	1.2 x	1.3 x

Note: 1yr average and 6 month average EBITDA comparisons compare LTM EBITDA to CY2007E and NTM EBITDA to CY2008E. 1 year average and 6 month average p/e compares NTM P/E to CY2008E. Average PEG is average NTM p/e divided by average LT IBES EPS growth rate over the same period.
Source: IBES median estimates and FactSet

Take Private Alternative 40

Goldman Sachs

Shares Traded at Various Prices

Shares Traded Analysis: 1 Month

5,000 Weighted Average Price: $30.86 Total Shares Traded as Percent of Shares Outstanding: 20.74%

4,000

Volume (000)

3,000

2,000

1,000

0

29.57 to 30.08 30.09 to 30.61 30.62 to 31.13 31.14 to 31.67

Daily from 13-Aug-2007 to 11-Sep-2007

Traded as % Vol. 8% 25% 40% 27%

Cumulative Traded as % of Vol. 8% 33% 73% 100%

Shares Traded Analysis: 1 Year

90,000 Weighted Average Price: $44.70 Total Shares Traded as Percent of Shares Outstanding: 345.50%

Volume (000)

60,000

30,000

0

29.57 33.98 38.40 42.81 47.23 51.64

to to to to to to

33.98 38.39 42.81 47.22 51.63 56.06

Daily from 11-Sep-2006 to 11-Sep-2007

Traded as % Vol. 12% 6% 13% 23% 41% 6%

Cumulative Traded as % of Vol. 12% 18% 31% 54% 94% 100%

Shares Traded Analysis: 3 Month

30,000 Weighted Average Price: $37.95 Total Shares Traded as Percent of Shares Outstanding: 91.28%

24,000

Volume (000)

18,000

12,000

6,000

0

29.57 to 34.82 34.83 to 40.08 40.09 to 45.34 45.35 to 50.61

Daily from 11-Jun-2007 to 11-Sep-2007

Traded as % Vol. 52% 15% 3% 30%

Cumulative Traded as % of Vol. 52% 67% 70% 100%

Shares Traded Analysis: 3 Year

250,000 Weighted Average Price: $59.67 Total Shares Traded as Percent of Shares Outstanding: 896.17%

Volume 200,000

(000)

150,000

100,000

50,000

0

29.57 to 40.36 40.37 to 51.16 51.17 to 61.96 61.97 to 72.76 72.77 to 83.56 83.57 to 94.37

Daily from 10-Sep-2004 to 11-Sep-2007

Traded as % Vol. 7% 35% 14% 17% 18% 9%

Cumulative Traded

7% 42% 56% 73% 91% 100%

as % of Vol.

Take Private Alternative 41

Goldman Sachs

Pro Forma LBO Capitalization – Case 1

$40 Per Share Purchase Price, 4.0x PF Leverage – Illustrative for Current Credit Markets

($ in millions)

	Getty LBO Dec-07	Adjustments	Pro Forma Dec-07	% of Cap	x2007PF Adj. EBITDA	Expected Rating	Illustrative Pricing
Cash and Cash Equivalents	$289	($139)	$150				
Revolving Credit Facility	$120	($120)	$0	0.0%	0.0x		
New First Lien Term Loan	0	882	882	32.5%	3.0x	BBB-/BB+	L + 250
First Lien Senior Secured Debt	$120		$882	32.5%	3.0x		
Second Lien Debt	0	0	0	0.0%	3.0x		
Senior Secured Debt	$120		$882	32.5%	3.0x		
Senior Notes	0	294	294	10.8%	4.0x	B/B-	10.5%
Extant Convert	265	(265)	0	0.0%	4.0x		
Other Debt	0	0	0	0.0%	4.0x		
Total OpCo Debt	$385		$1,176	43.3%	4.0x		
Total Debt	385		1,176	43.3%	4.0x		
New / Rollover Equity	0	1,540	1,540	56.7%	9.2x		
Total Capitalization	$385		$2,716	100.0%	9.2x		

	Getty	PF EBITDA	PF. Adj. EBITDA
LTM Adj. EBITDA	$294.1	$294.1	$294.1
LTM Capex (ex - Acquisitions)	62.5	62.5	62.5
LTM PF Interest Expense	5.7	103.1	103.1
EBITDA / Interest Expense	51.2x	2.9x	2.9x
(EBITDA - Capex) / Interest Expense	40.3x	2.2x	2.2x
First Lien Senior Secured Debt / Adj. EBITDA	0.4x	3.0x	3.0x
Total Senior Secured Debt / Adj. EBITDA	0.4x	3.0x	3.0x
Total OpCo Debt / Adj. EBITDA	1.3x	4.0x	4.0x
Total Debt / Adj. EBITDA	1.3x	4.0x	4.0x
Total Debt / (Adj. EBITDA - Capex)	1.7x	5.1x	5.1x

Notes: $150mm minimum cash per management guidance. Total capitalization includes cash uses of $2,393mm equity value, $385mm extant debt, $150mm minimum cash, and $76mm in financing costs (2%) net of existing cash on balance sheet of $289mm

Take Private Alternative 42

Goldman Sachs

Projected Financials and Credit Statistics – Case 1

4.0x PF Leverage – Illustrative for Current Credit Markets ($ in millions)

2004 2005 2006 2007F 2008E 2009E 2010E 2011E 2012E

Total Revenue $ 622.4 $ 733.7 $ 806.6 $ 855.9 $ 893.2 $ 946.9 $ 995.4 $ 1,048.6 $ 1,107.1

Revenue growth 17.9% 9.9% 6.1% 4.4% 6.0% 5.1% 5.3% 5.6%

Expected Cost Savings $0.0 $0.0 $0.0 $0.0 $0.0 $0.0 $0.0 $0.0 $0.0

Pro Forma Cost Savings 0.0 0.0 0.0 0.0 0.0 0.0 0.0 0.0 0.0

Pro Forma Adjusted EBITDA $ 225.9 $ 284.0 $ 313.7 $ 294.1 $ 315.8 $ 337.3 $ 354.0 $372.2 $392.3

EBITDA margin 36.3% 38.7% 38.9% 34.4% 35.4% 35.6% 35.6% 35.5% 35.4%

Free Cash Flow: Pro Forma

EBITDA $ 294.1 $ 315.8 $ 337.3 $ 354.0 $ 372.2 $ 392.3

Interest Expense 103.1 98.6 88.4 76.3 62.3 46.2

Interest Income 7.5 7.5 7.5 7.5 7.5 7.5

Cash Interest Expense, net 95.6 91.1 80.9 68.8 54.8 38.7

Cash Taxes 68.2 42.2 50.6 60.8 70.2 80.8

Capex 62.5 65.0 65.0 65.0 65.0 65.0

Increase in Working Capital (31.7) 7.5 3.9 (0.2) (0.3) (0.3)

Free Cash Flow for Debt Service $ 99.5 $ 110.1 $ 136.8 $ 159.7 $ 182.5 $ 208.1

Cumulative Free Cash Flow for Debt Service $ 209.6 $ 246.9 $ 296.5 $ 342.2 $ 390.6

Capitalization and Credit Statistics:

Revolver $ 0.0 $ 0.0 $ 0.0 $ 0.0 $ 0.0 $ 0.0

First Lien Term Loan 882.2 772.1 635.3 475.7 293.1 85.1

First Lien Secured Debt $ 882.2 $ 772.1 $ 635.3 $ 475.7 $ 293.1 $ 85.1

Second Lien Debt $ 0.0 $ 0.0 $ 0.0 $ 0.0 $ 0.0 $ 0.0

Total Secured Debt $ 882.2 $ 772.1 $ 635.3 $ 475.7 $ 293.1 $ 85.1

Senior Notes $ 294.1 $ 294.1 $ 294.1 $ 294.1 $ 294.1 $ 294.1

Rollover Other Debt 0 0 0 0 0 0

Total OpCo Debt $ 1,176.3 $ 1,066.2 $ 929.4 $ 769.7 $ 587.2 $ 379.1

Total Debt 1,176.3 1,066.2 929.4 769.7 587.2 379.1

PF Adj. EBITDA / Interest Expense 2.9x 3.2x 3.8x 4.6x 6.0x 8.5x

(PF Adj. EBITDA - Capex) / Interest Expense 2.2x 2.5x 3.1x 3.8x 4.9x 7.1x

First Lien Senior Secured Debt / PF Adj. EBITDA 3.0x 2.4x 1.9x 1.3x 0.8x 0.2x

Senior Secured Debt / PF Adj. EBITDA 3.0x 2.4x 1.9x 1.3x 0.8x 0.2x

Total OpCo Debt / PF Adj. EBITDA 4.0x 3.4x 2.8x 2.2x 1.6x 1.0x

Total Debt / PF Adj. EBITDA 4.0x 3.4x 2.8x 2.2x 1.6x 1.0x

Total Debt / (PF Adj. EBITDA - Capex) 5.1x 4.3x 3.4x 2.7x 1.9x 1.2x

Notes: $150mm minimum cash per management guidance

Source: 2007E-2009E projections per GS Research as of 6-Aug-2007, illustrative thereafter

Take Private Alternative 43

Goldman Sachs

Preliminary LBO Returns Analysis – Case 1

4.0x PF Leverage – Illustrative for Current Credit Markets

Assumptions

- Base case assumes illustrative purchase price of $40.00
  - Represents a 31.6% offer price premium to current price
  - Implies a 8.5x LTM EBITDA and 7.9x '08E EBITDA
- Base case assumes 4.0x leverage of LTM EBITDA with 3.0x Bank Debt and 1.0x Subordinated Notes
  - Interest rate on Bank Debt of L+250bps
  - Interest rate on Subordinated Notes of L+475bps
  - Assumes LIBOR as of 11-Sep-2007: 5.7%
- Assumes minimum required cash balance of $150mm
- Assumes 5% of equity to employees. IRR returns are to equity investors after 5% of equity to employees
- Total debt raised of $1.2bn and equity contributed of $1.5bn

IRR Sensitivity to Offer Price and Forward Exit Multiple[1]

Year 5 IRR

Implied Forward P/E Mult.	Exit LTM EBITDA Multiple	Offer Price				
	LTM EBITDA Mult.	7.7 x	8.0 x	8.5 x	8.7 x	9.0 x
	% Premium	20.0 %	25.0 %	31.6 %	35.0 %	40.0 %
		$ 36.48	$ 38.00	$ 40.00	$ 41.04	$ 42.56
12.1 x	6.0 x	8.8%	7.3%	5.6%	4.7%	3.5%
14.4 x	7.0 x	12.5%	11.0%	9.2%	8.3%	7.1%
16.6 x	8.0 x	15.9%	14.3%	12.4%	11.5%	10.2%
18.8 x	9.0 x	18.8%	17.2%	15.3%	14.4%	13.1%
21.1 x	10.0 x	21.5%	19.9%	17.9%	17.0%	15.6%

IRR Sensitivity to Operating Margin and Revenue[2]

Year 5 IRR

FY08E-FY12E Incr. Ann Rev Growth	FY08E - FY12E Incremental Op Margin				
	(4.0)%	(2.0)%	0.0 %	2.0 %	4.0 %
4.0 %	13.6 %	15.8 %	17.8 %	19.7 %	21.5 %
2.0 %	11.6 %	13.8 %	15.8 %	17.7 %	19.5 %
0.0 %	9.7 %	11.8 %	13.8 %	15.6 %	17.4 %
(2.0)%	7.7 %	9.8 %	11.8 %	13.6 %	15.3 %
(4.0)%	5.7 %	7.8 %	9.7 %	11.5 %	13.2 %

IRR Sensitivity to Offer Price and Total Leverage[3]

Year 5 IRR

Total Leverage	Offer Price				
LTM EBITDA Mult.	7.7 x	8.0 x	8.5 x	8.7 x	9.0 x
% Premium	20.0 %	25.0 %	31.6 %	35.0 %	40.0 %
	$ 36.48	$ 38.00	$ 40.00	$ 41.04	$ 42.56
4.0 x	15.0%	14.4%	13.8%	13.5%	13.1%
4.5 x	15.9%	15.3%	14.5%	14.1%	13.6%
5.0 x	17.1%	16.2%	15.3%	14.9%	14.3%
5.5 x	18.5%	17.5%	16.3%	15.8%	15.1%
6.0 x	20.4%	19.0%	17.6%	16.9%	16.1%

[1] Assumes 4.0x leverage
[2] Assumes 4.0x leverage and entry and exit at 8.5x LTM EBITDA.
[3] Assumes exit multiple equal to entry multiple. Assumes bank and sub spreads do not vary with increasing total leverage for illustrative purposes

Take Private Alternative 44

Goldman Sachs

Pro Forma LBO Capitalization – Case 2

$40 Per Share Purchase Price, 6.0x Leverage – Illustrative for "Normalized" Credit Markets

($ in millions)

	Getty LBO Dec-07	Adjustments	Pro Forma Dec-07	% of Cap	x2007PF Adj. EBITDA	Expected Rating	Illustrative Pricing
Cash and Cash Equivalents	$289	($139)	$150				
Revolving Credit Facility	$120	($120)	$0	0.0%	0.0x		
New First Lien Term Loan	0	1,029	1,029	37.7%	3.5x	BB+/BB	L + 362.5
First Lien Senior Secured Debt	$120		$1,029	37.7%	3.5x		
Second Lien Debt	0	0	0	0.0%	3.5x		
Senior Secured Debt	$120		$1,029	37.7%	3.5x		
Senior Notes	0	735	735	27.0%	6.0x	B-/CCC+	12.6%
Extant Convert	265	(265)	0	0.0%	6.0x		
Other Debt	0	0	0	0.0%	6.0x		
Total OpCo Debt	$385		$1,764	64.7%	6.0x		
Total Debt	385		1,764	64.7%	6.0x		
New / Rollover Equity	0	963	963	35.3%	9.3x		
Total Capitalization	$385		$2,728	100.0%	9.3x		

	Getty	PF EBITDA	PF. Adj. EBITDA
LTM Adj. EBITDA	$294.1	$294.1	$294.1
LTM Capex (ex - Acquisitions)	62.5	62.5	62.5
LTM PF Interest Expense	5.7	188.4	188.4
EBITDA / Interest Expense	51.2x	1.6x	1.6x
(EBITDA - Capex) / Interest Expense	40.3x	1.2x	1.2x
First Lien Senior Secured Debt / Adj. EBITDA	0.4x	3.5x	3.5x
Total Senior Secured Debt / Adj. EBITDA	0.4x	3.5x	3.5x
Total OpCo Debt / Adj. EBITDA	1.3x	6.0x	6.0x
Total Debt / Adj. EBITDA	1.3x	6.0x	6.0x
Total Debt / (Adj. EBITDA - Capex)	1.7x	7.6x	7.6x

Notes: $150mm minimum cash per management guidance. Total capitalization includes cash uses of $2,393mm equity value, $385mm extant debt, $150mm minimum cash, and $88mm in financing costs (2%) net of existing cash on balance sheet of $289mm

Take Private Alternative 45

Goldman Sachs

Projected Financials and Credit Statistics – Case 2

6.0x Leverage – Illustrative for “Normalized” Credit Markets ($ in millions)

2004 2005 2006 2007F 2008E 2009E 2010E 2011E 2012E

Total Revenue $ 622.4 $ 733.7 $ 806.6 $ 855.9 $ 893.2 $ 946.9 $ 995.4 $ 1,048.6 $ 1,107.1

Revenue growth 17.9% 9.9% 6.1% 4.4% 6.0% 5.1% 5.3% 5.6%

Expected Cost Savings $0.0 $0.0 $0.0 $0.0 $0.0 $0.0 $0.0 $0.0 $0.0

Pro Forma Cost Savings 0.0 0.0 0.0 0.0 0.0 0.0 0.0 0.0 0.0

Pro Forma Adjusted EBITDA $ 225.9 $ 284.0 $ 313.7 $ 294.1 $ 315.8 $ 337.3 $ 354.0 $372.2 $392.3

EBITDA margin 36.3% 38.7% 38.9% 34.4% 35.4% 35.6% 35.6% 35.5% 35.4%

Free Cash Flow: Pro Forma

EBITDA $ 294.1 $ 315.8 $ 337.3 $ 354.0 $ 372.2 $ 392.3

Interest Expense 188.4 185.9 179.7 171.5 161.4 149.3

Interest Income 7.5 7.5 7.5 7.5 7.5 7.5

Cash Interest Expense, net 180.9 178.4 172.2 164.0 153.9 141.8

Cash Taxes 68.2 10.3 18.3 27.0 35.1 44.3

Capex 62.5 65.0 65.0 65.0 65.0 65.0

Increase in Working Capital (31.7) 7.5 3.9 (0.2) (0.3) (0.3)

Free Cash Flow for Debt Service $ 14.1 $ 54.6 $ 77.9 $ 98.2 $ 118.5 $ 141.5

Cumulative Free Cash Flow for Debt Service $ 68.8 $ 132.5 $ 176.1 $ 216.7 $ 260.0

Capitalization and Credit Statistics:

Revolver $ 0.0 $ 0.0 $ 0.0 $ 0.0 $ 0.0 $ 0.0

First Lien Term Loan 1,029.3 974.6 896.7 798.6 680.0 538.5

First Lien Secured Debt $ 1,029.3 $ 974.6 $ 896.7 $ 798.6 $ 680.0 $ 538.5

Second Lien Debt $ 0.0 $ 0.0 $ 0.0 $ 0.0 $ 0.0 $ 0.0

Total Secured Debt $ 1,029.3 $ 974.6 $ 896.7 $ 798.6 $ 680.0 $ 538.5

Senior Notes $ 735.2 $ 735.2 $ 735.2 $ 735.2 $ 735.2 $ 735.2

Rollover Other Debt 0 0 0 0 0 0

Total OpCo Debt $ 1,764.5 $ 1,709.8 $ 1,631.9 $ 1,533.8 $ 1,415.2 $ 1,273.7

Total Debt 1,764.5 1,709.8 1,631.9 1,533.8 1,415.2 1,273.7

PF Adj. EBITDA / Interest Expense 1.6x 1.7x 1.9x 2.1x 2.3x 2.6x

(PF Adj. EBITDA - Capex) / Interest Expense 1.2x 1.3x 1.5x 1.7x 1.9x 2.2x

First Lien Senior Secured Debt / PF Adj. EBITDA 3.5x 3.1x 2.7x 2.3x 1.8x 1.4x

Senior Secured Debt / PF Adj. EBITDA 3.5x 3.1x 2.7x 2.3x 1.8x 1.4x

Total OpCo Debt / PF Adj. EBITDA 6.0x 5.4x 4.8x 4.3x 3.8x 3.2x

Total Debt / PF Adj. EBITDA 6.0x 5.4x 4.8x 4.3x 3.8x 3.2x

Total Debt / (PF Adj. EBITDA - Capex) 7.6x 6.8x 6.0x 5.3x 4.6x 3.9x

Notes: $150mm minimum cash per management guidance

Source: 2007E-2009E projections per GS Research as of 6-Aug-2007, illustrative thereafter

Take Private Alternative 46

Goldman Sachs

Preliminary LBO Returns Analysis – Case 2

6.0x Leverage - Illustrative for "Normalized" Credit Markets

Assumptions

- Base case assumes illustrative offer price of $40.00
  - Represents a 31.6% offer price premium to current price
  - Implies a 8.5x LTM EBITDA and 7.9x '08E EBITDA
- Base case assumes 6.0x leverage of LTM EBITDA with 3.5x Bank Debt and 2.5x Subordinated Notes
  - Interest rate on Bank Debt of L+363bps
  - Interest rate on Subordinated Notes of L+688bps
  - Assumes LIBOR as of 11-Sep-2007: 5.7%
- Assumes minimum required cash balance of $150mm
- Assumes 5% of equity to employees. IRR returns are to equity investors after 5% of equity to employees
- Total debt raised of $1.8bn and equity contributed of $1.0bn

IRR Sensitivity to Offer Price and Forward Exit Multiple[1]

Year 5 IRR

Implied Forward P/E Mult.	Exit LTM EBITDA Multiple	LTM EBITDA Mult. / % Premium / Offer Price	7.7 x / 20.0 % / $ 36.48	8.0 x / 25.0 % / $ 38.00	8.5 x / 31.6 % / $ 40.00	8.7 x / 35.0 % / $ 41.04	9.0 x / 40.0 % / $ 42.56
11.4 x	6.0 x		9.3%	6.8%	3.9%	2.6%	0.8%
15.1 x	7.0 x		15.6%	12.9%	9.9%	8.5%	6.6%
18.7 x	8.0 x		20.7%	17.9%	14.7%	13.3%	11.3%
22.4 x	9.0 x		25.1%	22.2%	18.9%	17.4%	15.3%
26.0 x	10.0 x		28.9%	25.9%	22.5%	21.0%	18.9%

IRR Sensitivity to Operating Margin and Revenue[2]

Year 5 IRR

FY08E-FY12E Incr. Ann Rev Growth	FY08E - FY12E Incremental Op Margin: (4.0)%	(2.0)%	0.0 %	2.0 %	4.0 %
4.0 %	16.4 %	19.6 %	22.4 %	25.0 %	27.5 %
2.0 %	13.5 %	16.7 %	19.6 %	22.3 %	24.7 %
0.0 %	10.5 %	13.8 %	16.7 %	19.4 %	21.8 %
(2.0)%	7.3 %	10.8 %	13.7 %	16.5 %	18.9 %
(4.0)%	3.9 %	7.6 %	10.7 %	13.4 %	16.0 %

IRR Sensitivity to Offer Price and Total Leverage[3]

Year 5 IRR

Total Leverage	LTM EBITDA Mult. / % Premium / Offer Price: 7.7 x / 20.0 % / $ 36.48	8.0 x / 25.0 % / $ 38.00	8.5 x / 31.6 % / $ 40.00	8.7 x / 35.0 % / $ 41.04	9.0 x / 40.0 % / $ 42.56
4.0 x	14.8%	14.2%	13.6%	13.3%	12.9%
4.5 x	15.6%	14.9%	14.1%	13.8%	13.3%
5.0 x	16.5%	15.7%	14.8%	14.4%	13.9%
5.5 x	17.8%	16.8%	15.7%	15.2%	14.5%
6.0 x	19.4%	18.1%	16.7%	16.1%	15.3%

[1] Assumes 6.0x leverage
[2] Assumes 6.0x leverage and entry and exit at 8.5x LTM EBITDA
[3] Assumes exit multiple equal to entry multiple. Assumes bank and sub spreads do not vary with increasing total leverage for illustrative purposes

Take Private Alternative 47

Goldman Sachs

Bank Debt Rate Sensitivity Analysis

4.0x Total Leverage Scenario – 3.0x Bank Debt

		Offer Price				
	xLTM EBITDA	7.7 x	8.0 x	8.5 x	8.7 x	9.0 x
	% Premium	20.0 %	25.0 %	31.6 %	35.0 %	40.0 %
		$ 36.48	$ 38.00	$ 40.00	$ 41.04	$ 42.56
Bank Spread	2.25%	15.1%	14.5%	13.8%	13.5%	13.1%
	2.50%	15.0%	14.4%	13.8%	13.5%	13.1%
	2.75%	14.9%	14.4%	13.7%	13.4%	13.0%
	3.00%	14.9%	14.3%	13.7%	13.4%	13.0%

6.0x Total Leverage Scenario – 3.5x Bank Debt

		Offer Price				
	xLTM EBITDA	7.7 x	8.0 x	8.5 x	8.7 x	9.0 x
	% Premium	20.0 %	25.0 %	31.6 %	35.0 %	40.0 %
		$ 36.48	$ 38.00	$ 40.00	$ 41.04	$ 42.56
Bank Spread	3.25%	19.7%	18.4%	17.0%	16.3%	15.5%
	3.50%	19.5%	18.2%	16.8%	16.2%	15.4%
	3.75%	19.3%	18.0%	16.6%	16.0%	15.3%
	4.00%	19.1%	17.8%	16.5%	15.9%	15.1%

Note: Assumes LIBOR as of 11-Sep-2007 of 5.7%

Take Private Alternative 48

Goldman Sachs

Sample of Potentially Interested Financial Sponsors

Firm Fund Size ($bn) Selected Recent Investments Key Contacts

Nielsen Tony James The Blackstone Group 20.0 Sirius Michael Chae

Travelport Jon Hodge

Primedia Jamie Green KKR 16.1 Seven Media Group Alex Navab

Sungard Adam Clammer

Hotwire Jim Coulter TEXAS PACIFIC GROUP 15.2 MGM Gene Frantz

Univision Kelvin Davis

Artisan Entertainment

Steve Pagliuca BainCapital 12.0 Clear Channel

Ian Loring

Warner Music Group

MGM Jonathan Nelson PROVIDENCEEQUITY 12.0 Univision Glenn Creamer

Warner Music Group Paul Salem

Digitas

Philip Hammarskjold HELMAN & FRIEDMAN 8.4 DoubleClick

Andy Ballard

Young and Rubicam

Journal Register Jim Neary WARBURGPINCUS 8.0 Orion Pictures Mark Colodny

Sterling Publishing Justin Sadrian

Focus Media

Jim Attwood THE CARLYLE GROUP 7.9 Nielsen

Todd Newnam

R.H. Donnelley

Sungard

David Roux SLP SILVER LAKE PARTNERS 5.9 Thomson

Hollie Moore

Sabre

Neiman Marcus Peter Nolan LG & P 5.3

Rand McNally Michael Wong

AMI Semiconductor DJ Deb FP 2.5

WebTrends David Golob

Take Private Alternative 49

Goldman Sachs

New Challenges to LBO Transactions Have Arisen

ISS

ISS’s Contentious List highlights deals that are facing opposition or which ISS views to have “risks”

The list currently includes over 55% of pending LBO transactions

ISS has increasingly recommended votes against LBO transactions, including Clear Channel, Cornell Companies, Genesis Healthcare, Lone Star Steakhouse, Riviera Holdings and Shopko

Increased Disclosure

Rule 13e-3 requires exhaustive public disclosure

Courts are increasingly demanding detailed disclosure of projections, interactions between sponsors and management and other aspects of the process

Hedge Fund Activism

Trying to obtain “alpha” returns by demanding a higher price or asserting appraisal rights

Criticism of transactions, analyses and processes in public filings

Increasing Dissatisfaction from Mutual Funds

Dissatisfaction with high returns achieved by sponsors after public company is taken “private”

Skepticism about management’s role in process

Fewer U.S. public companies means fewer opportunities to invest

Mutual fund shareholders are sometimes publicly reported to be opposing certain LBO transactions

Increased Court Scrutiny

Litigation continues to target “going private” deals due to perceived settlement value

Recent court cases are focusing on the risks relating to LBO processes

Appraisal rights offer opportunity for court to recalculate the value of the company (plus interest) years after the deal closes

Take Private Alternative 50

Goldman Sachs

IV. Strategic Sale Alternatives

Strategic Sale Alternatives 51

Goldman Sachs

Potential Strategic Buyers
Illustrative Sample List

	Market Cap	Enterprise Value	Cash	'08 EV/EBITDA	'08 P/E	IBES LT EPS Growth
Adobe	$27,172	$24,848	$2,324	15.8x	25.4x	15.0%
Google	161,901	152,498	9,404	16.1	26.8	30.0
News Corporation	66,657	46,993[1]	7,654[2]	7.3	15.5	19.0
REUTERS	16,924	17,599	661	13.7	21.9	22.4
SONY	47,404	46,022	11,222	5.7	14.6	N/A

[1] Adjusted enterprise value deducts value of holdings in public assets. Market data as of 11-Sep-2007. Multiples based on IBES median estimates. Market cap and Enterprise value are fully diluted
[2] Not pro forma for $5.6bn Dow Jones acquisition – expected to close calendar Q4 2007
Source: Public filings and IBES

Strategic Sale Alternatives 52

Goldman Sachs

Pro Forma Financial Impact
Adobe Acquires Getty

100% Stock

Purchase Price Per Share	**$ 38.00**	**$ 41.00**	**$ 44.00**
Premium to Market Price	25%	35%	45%
Equity Consideration - Diluted	**$ 2,271**	**$ 2,455**	**$ 2,639**
Enterprise Value	2,367	2,551	2,735
Sources of Financing			
Cash as Source of Purchase Price[1]	$ 0	$ 0	$ 0
Amount of New Debt Required	0	0	0
Financing Fees	0	0	0
Total Incremental Debt Required	**$ 0**	**$ 0**	**$ 0**
Ownership			
Acquiror New Shares Issued - Diluted	51.9	56.1	60.3
Target's Ownership in Pro Forma	7.7%	8.3%	8.9%
2008E Accretion / Dilution[2]			
Acquiror Standalone EPS	$ 1.72	$ 1.72	$ 1.72
Pro Forma Combined EPS	1.79	1.78	1.77
Accretion / Dilution (%)	**4.2%**	**3.5%**	**2.9%**
Pre-Tax Synergies to EPS Breakeven	$(65.4)	$(55.7)	$(45.9)
as a % of Target's SG&A	N.M.	N.M.	N.M.

100% Cash

Purchase Price Per Share	**$ 38.00**	**$ 41.00**	**$ 44.00**
Premium to Market Price	25%	35%	45%
Equity Consideration - Diluted	**$ 2,271**	**$ 2,455**	**$ 2,639**
Enterprise Value	2,367	2,551	2,735
Sources of Financing			
Cash as Source of Purchase Price[1]	$ 1,451	$ 1,451	$ 1,451
Amount of New Debt Required	820	1,004	1,188
Financing Fees	16	20	24
Total Incremental Debt Required	**$ 837**	**$ 1,024**	**$ 1,212**
Ownership			
Acquiror New Shares Issued - Diluted	0.0	0.0	0.0
Target's Ownership in Pro Forma	0.0%	0.0%	0.0%
2008E Accretion / Dilution[2]			
Acquiror Standalone EPS	$ 1.72	$ 1.72	$ 1.72
Pro Forma Combined EPS	1.77	1.75	1.74
Accretion / Dilution (%)	**3.1%**	**2.0%**	**0.9%**
Pre-Tax Synergies to EPS Breakeven	$(44.3)	$(28.9)	$(13.5)
as a % of Target's SG&A	N.M.	N.M.	N.M.

[1] Assumes use of 100% of target's cash and up to 50% of acquiror's cash.

[2] Acquiror assumes IBES estimates as of 11-Sep-2007 and Getty Images assumes GS Research as of 6-Aug-2007. Assumes acquiror's tax rate of 25.6%, 5.0% opportunity cost of cash and 8.0% cost of debt. Pre-tax synergies to breakeven as % of Target's SG&A based on target's LTM SG&A

Strategic Sale Alternatives 53

Goldman Sachs

Pro Forma Financial Impact

Google Acquires Getty

100% Stock

Purchase Price Per Share	**$ 38.00**	**$ 41.00**	**$ 44.00**
Premium to Market Price	25%	35%	45%
Equity Consideration - Diluted	**$ 2,271**	**$ 2,455**	**$ 2,639**
Enterprise Value	2,367	2,551	2,735
Sources of Financing			
Cash as Source of Purchase Price[1]	$ 0	$ 0	$ 0
Amount of New Debt Required	0	0	0
Financing Fees	0	0	0
Total Incremental Debt Required	**$ 0**	**$ 0**	**$ 0**
Ownership			
Acquiror New Shares Issued - Diluted	4.4	4.7	5.1
Target's Ownership in Pro Forma	1.4%	1.5%	1.6%
2008E Accretion / Dilution[2]			
Acquiror Standalone EPS	$ 19.46	$ 19.46	$ 19.46
Pro Forma Combined EPS	19.62	19.60	19.57
Accretion / Dilution (%)	**0.8%**	**0.7%**	**0.6%**
Pre-Tax Synergies to EPS Breakeven	$(71.8)	$(62.5)	$(53.3)
as a % of Target's SG&A	N.M.	N.M.	N.M.

100% Cash

Purchase Price Per Share	**$ 38.00**	**$ 41.00**	**$ 44.00**
Premium to Market Price	25%	35%	45%
Equity Consideration - Diluted	**$ 2,271**	**$ 2,455**	**$ 2,639**
Enterprise Value	2,367	2,551	2,735
Sources of Financing			
Cash as Source of Purchase Price[1]	$ 2,271	$ 2,455	$ 2,639
Amount of New Debt Required	0	0	0
Financing Fees	0	0	0
Total Incremental Debt Required	**$ 0**	**$ 0**	**$ 0**
Ownership			
Acquiror New Shares Issued - Diluted	0.0	0.0	0.0
Target's Ownership in Pro Forma	0.0%	0.0%	0.0%
2008E Accretion / Dilution[2]			
Acquiror Standalone EPS	$ 19.46	$ 19.46	$ 19.46
Pro Forma Combined EPS	19.62	19.60	19.58
Accretion / Dilution (%)	**0.9%**	**0.7%**	**0.6%**
Pre-Tax Synergies to EPS Breakeven	$(72.5)	$(63.4)	$(54.2)
as a % of Target's SG&A	N.M.	N.M.	N.M.

[1] Assumes use of 100% of target's cash and up to 50% of acquiror's cash.

[2] Acquiror assumes IBES estimates as of 11-Sep-2007 and Getty Images assumes GS Research as of 6-Aug-2007. Assumes acquiror's tax rate of 25.9%, 5% opportunity cost of cash and 8% cost of debt. Pre-tax synergies to breakeven as % of Target's SG&A based on target's LTM SG&A

Strategic Sale Alternatives 54

Goldman Sachs

Pro Forma Financial Impact

News Corporation Acquires Getty

100% Stock

Purchase Price Per Share	**$ 38.00**	**$ 41.00**	**$ 44.00**
Premium to Market Price	25%	35%	45%
Equity Consideration - Diluted	**$ 2,271**	**$ 2,455**	**$ 2,639**
Enterprise Value	2,367	2,551	2,735
Sources of Financing			
Cash as Source of Purchase Price[1]	$ 0	$ 0	$ 0
Amount of New Debt Required	0	0	0
Financing Fees	0	0	0
Total Incremental Debt Required	**$ 0**	**$ 0**	**$ 0**
Ownership			
Acquiror New Shares Issued - Diluted	107.9	116.6	125.3
Target's Ownership in Pro Forma	3.3%	3.6%	3.8%
2008E Accretion / Dilution[2]			
Acquiror Standalone EPS	$ 1.36	$ 1.36	$ 1.36
Pro Forma Combined EPS	1.35	1.35	1.35
Accretion / Dilution (%)	**(0.2)%**	**(0.5)%**	**(0.7)%**
Pre-Tax Synergies to EPS Breakeven	$ 13.1	$ 31.9	$ 50.6
as a % of Target's SG&A	4.1%	10.0%	16.0%

50/50% Stock/Cash

Purchase Price Per Share	**$ 38.00**	**$ 41.00**	**$ 44.00**
Premium to Market Price	25%	35%	45%
Equity Consideration - Diluted	**$ 2,271**	**$ 2,455**	**$ 2,639**
Enterprise Value	2,367	2,551	2,735
Sources of Financing			
Cash as Source of Purchase Price[1]	$ 1,135	$ 1,227	$ 1,319
Amount of New Debt Required	0	0	0
Financing Fees	0	0	0
Total Incremental Debt Required	**$ 0**	**$ 0**	**$ 0**
Ownership			
Acquiror New Shares Issued - Diluted	53.9	58.3	62.7
Target's Ownership in Pro Forma	1.7%	1.8%	1.9%
2008E Accretion / Dilution[2]			
Acquiror Standalone EPS	$ 1.36	$ 1.36	$ 1.36
Pro Forma Combined EPS	1.36	1.36	1.36
Accretion / Dilution (%)	**0.7%**	**0.5%**	**0.3%**
Pre-Tax Synergies to EPS Breakeven	$(46.2)	$(32.2)	$(18.2)
as a % of Target's SG&A	N.M.	N.M.	N.M.

[1] *Assumes use of 100% of target's cash and up to 50% of acquiror's cash.*

[2] *Acquiror assumes IBES estimates as of 11-Sep-2007 and Getty Images assumes GS Research as of 6-Aug-2007. Assumes acquiror's tax rate of 37.0%, 5% opportunity cost of cash and 8% cost of debt. Pre-tax synergies to breakeven as % of Target's SG&A based on target's LTM SG&A. News Corporation not pro forma for Dow Jones acquisition*

Strategic Sale Alternatives 55

Goldman Sachs

Pro Forma Financial Impact

Reuters Acquires Getty

100% Stock

Purchase Price Per Share	**$ 38.00**	**$ 41.00**	**$ 44.00**
Premium to Market Price	25%	35%	45%
Equity Consideration - Diluted	**$ 2,271**	**$ 2,455**	**$ 2,639**
Enterprise Value	2,367	2,551	2,735
Sources of Financing			
Cash as Source of Purchase Price[1]	$ 0	$ 0	$ 0
Amount of New Debt Required	0	0	0
Financing Fees	0	0	0
Total Incremental Debt Required	**$ 0**	**$ 0**	**$ 0**
Ownership			
Acquiror New Shares Issued - Diluted	176.6	190.9	205.2
Target's Ownership in Pro Forma	11.8%	12.7%	13.5%
2008E Accretion / Dilution[2]			
Acquiror Standalone EPS	$ 0.59	$ 0.59	$ 0.59
Pro Forma Combined EPS	0.61	0.61	0.60
Accretion / Dilution (%)	**4.3%**	**3.2%**	**2.2%**
Pre-Tax Synergies to EPS Breakeven	$(48.9)	$(36.9)	$(24.9)
as a % of Target's SG&A	N.M.	N.M.	N.M.

50/50% Stock/Cash

Purchase Price Per Share	**$ 38.00**	**$ 41.00**	**$ 44.00**
Premium to Market Price	25%	35%	45%
Equity Consideration - Diluted	**$ 2,271**	**$ 2,455**	**$ 2,639**
Enterprise Value	2,367	2,551	2,735
Sources of Financing			
Cash as Source of Purchase Price[1]	$ 620	$ 620	$ 620
Amount of New Debt Required	515	607	699
Financing Fees	10	12	14
Total Incremental Debt Required	**$ 525**	**$ 619**	**$ 713**
Ownership			
Acquiror New Shares Issued - Diluted	88.3	95.4	102.6
Target's Ownership in Pro Forma	6.3%	6.8%	7.2%
2008E Accretion / Dilution[2]			
Acquiror Standalone EPS	$ 0.59	$ 0.59	$ 0.59
Pro Forma Combined EPS	0.61	0.61	0.60
Accretion / Dilution (%)	**4.7%**	**3.3%**	**2.0%**
Pre-Tax Synergies to EPS Breakeven	$(48.9)	$(35.2)	$(21.5)
as a % of Target's SG&A	N.M.	N.M.	N.M.

[1] Assumes use of 100% of target's cash and up to 50% of acquiror's cash.

[2] Acquiror assumes IBES estimates as of 11-Sep-2007 and Getty Images assumes GS Research as of 6-Aug-2007. Assumes acquiror's tax rate of 30%, 5% opportunity cost of cash and 8% cost of debt. Pre-tax synergies to breakeven as % of Target's SG&A based on target's LTM SG&A.

Strategic Sale Alternatives 56

Goldman Sachs

Pro Forma Financial Impact

Sony Acquires Getty

100% Stock

Purchase Price Per Share	**$ 38.00**	**$ 41.00**	**$ 44.00**
Premium to Market Price	25%	35%	45%
Equity Consideration - Diluted	**$ 2,271**	**$ 2,455**	**$ 2,639**
Enterprise Value	2,367	2,551	2,735
Sources of Financing			
Cash as Source of Purchase Price[1]	$ 0	$ 0	$ 0
Amount of New Debt Required	0	0	0
Financing Fees	0	0	0
Total Incremental Debt Required	**$ 0**	**$ 0**	**$ 0**
Ownership			
Acquiror New Shares Issued - Diluted	48.1	52.0	55.9
Target's Ownership in Pro Forma	4.6%	4.9%	5.3%
2008E Accretion / Dilution[2]			
Acquiror Standalone EPS	$ 3.25	$ 3.25	$ 3.25
Pro Forma Combined EPS	3.23	3.22	3.21
Accretion / Dilution (%)	**(0.5)%**	**(0.8)%**	**(1.1)%**
Pre-Tax Synergies to EPS Breakeven	$ 31.2	$ 53.0	$ 74.8
as a % of Target's SG&A	9.8%	16.7%	23.6%

100% Cash

Purchase Price Per Share	**$ 38.00**	**$ 41.00**	**$ 44.00**
Premium to Market Price	25%	35%	45%
Equity Consideration - Diluted	**$ 2,271**	**$ 2,455**	**$ 2,639**
Enterprise Value	2,367	2,551	2,735
Sources of Financing			
Cash as Source of Purchase Price[1]	$ 2,271	$ 2,455	$ 2,639
Amount of New Debt Required	0	0	0
Financing Fees	0	0	0
Total Incremental Debt Required	**$ 0**	**$ 0**	**$ 0**
Ownership			
Acquiror New Shares Issued - Diluted	0.0	0.0	0.0
Target's Ownership in Pro Forma	0.0%	0.0%	0.0%
2008E Accretion / Dilution[2]			
Acquiror Standalone EPS	$ 3.25	$ 3.25	$ 3.25
Pro Forma Combined EPS	3.31	3.30	3.30
Accretion / Dilution (%)	**1.9%**	**1.8%**	**1.6%**
Pre-Tax Synergies to EPS Breakeven	$(124.3)	$(115.1)	$(105.9)
as a % of Target's SG&A	N.M.	N.M.	N.M.

[1] Assumes use of 100% of target's cash and up to 50% of acquiror's cash.

[2] Acquiror assumes IBES estimates as of 11-Sep-2007 and Getty Images assumes GS Research as of 6-Aug-2007. Assumes acquiror's tax rate of 42%, 5% opportunity cost of cash and 8% cost of debt. Pre-tax synergies to breakeven as % of Target's SG&A based on target's LTM SG&A.

Strategic Sale Alternatives 57

Goldman Sachs

Appendix A: Comparison of Selected Companies

Comparison of Selected Companies 58

Goldman Sachs

Comparison of Selected Companies

($ in millions, except per share data)

Company Closing Price 09/11/07 % of 52 Week High Equity Market Cap (1) Enterprise Value (1) Enterprise Value Multiples (2)

Sales EBITDA Cash Flow Per Share Multiples (3) Calendarized P/E Multiples (2) 5-Year EPS CAGR (2) 2008 PEG 2007 EBITDA Margin (2)

2007 2008 2007 2008 2007 2008 2007 2008

Getty Images $ 30.40 54% $ 1,808 $ 1,905 2.2 x 2.1 x 6.3 x 5.7 x 10.2 x 9.0 x 14.0 x 12.5 x 12.5% 1.0 x 35.2%

Digital Media/Content

Adobe Systems $ 43.74 98% $ 27,172 $ 24,848 8.2 x 7.3 x 17.9 x 15.8 x 22.5 x 22.8 x 29.0 x 25.4 x 15.0% 1.7 x 45.9%

Avid Technology 28.55 65 1,182 1,022 1.1 1.0 12.9 10.1 24.4 20.7 22.0 18.6 12.0 1.5 8.6

CNET 7.08 71 1,093 1,083 2.6 2.3 12.2 10.5 NA NA 5.4 44.3 15.0 3.0 21.3

Jupitermedia 6.17 61 227 285 2.0 1.9 10.9 8.9 NA NA 68.6 30.9 10.0 3.1 18.5

Mean 74% 3.5 x 3.1 x 13.5 x 11.3 x 23.5 x 21.7 x 31.2 x 29.8 x 13.0% 2.3 x 23.6%

Median 71 2.3 2.1 12.5 10.3 23.5 21.7 25.5 28.1 13.5 2.3 19.9

Marketing Services

Omnicom Group $ 50.86 93% $ 16,713 $ 18,959 1.5 x 1.4 x 10.3 x 9.6 x 11.0 x 11.1 x 17.3 x 15.5 x 12.0% 1.3 x 14.7%

WPP Group 14.53 91 17,724 20,867 1.7 1.6 10.0 9.1 23.3 20.4 15.9 13.9 10.6 1.3 16.9

Interpublic Group 10.35 75 4,880 5,779 0.9 0.8 9.7 6.7 11.0 8.6 34.5 18.2 10.0 1.8 9.2

Harte Hanks 23.28 81 1,737 1,915 1.6 1.6 9.3 8.9 12.1 10.9 18.0 16.1 10.3 1.6 17.3

Mean 85% 1.4 x 1.3 x 9.8 x 8.5 x 14.3 x 12.8 x 21.4 x 15.9 x 10.7% 1.5 x 14.5%

Median 86 1.6 1.5 9.8 9.0 11.6 11.0 17.7 15.8 10.5 1.4 15.8

High Growth Tech

Yahoo! $ 23.71 74% $ 33,494 $ 31,860 6.3 x 5.5 x 24.3 x 20.7 x 22.3 x 19.4 x 56.5 x 43.9 x 24.7% 1.8 x 26.0%

Yahoo! (Adjusted) (4) 24,660 4.9 4.2 18.8 16.0

Valueclick 20.30 58 2,184 1,924 3.0 2.6 11.3 9.5 17.5 14.7 27.1 22.8 20.0 1.1 26.2

Mean 66% 3.9 x 3.4 x 15.0 x 12.8 x 19.9 x 17.0 x 41.8 x 33.4 x 22.4% 1.5 x 26.1%

Median 66 3.9 3.4 15.0 12.8 19.9 17.0 41.8 33.4 22.4 1.5 26.1

Overall Comparative Metrics

Mean* 77% 2.7 x 2.5 x 12.3 x 10.5 x 18.0 x 16.1 x 29.4 x 24.9 x 14.0% 1.8 x 20.5%

Median* 74 1.8 1.7 11.1 9.6 19.9 17.0 24.5 20.7 12.0 1.6 x 17.9

* Note: Excludes Getty Images. Where adjusted financials available, excludes unadjusted financials from calculation.

(1) Source: Latest publicly available financial statements. Equity market cap based on diluted shares outstanding.

(2) Sources: All projected sales, EBITDA and EPS estimates have been calendarized. Projected sales, EBITDA and EPS source: IBES median estimates.

(3) Cash flow per share estimates per IBES.

(4) Yahoo! enterprise value adjusted for $7,200mm combined valuation of the company’s 34% interest in Yahoo! Japan and its NOL.

Comparison of Selected Companies 59